INTERFACE, INC.
OMNIBUS STOCK INCENTIVE PLAN
(Amended and Restated Effective February 18, 2015)
1)            Purpose.  The purpose of the Interface, Inc. Omnibus Stock Incentive Plan (the "Plan") is to attract and retain key employees and directors for Interface, Inc. (the "Company") and its subsidiaries and to provide such persons with incentives and rewards for superior performance.  The Plan was originally adopted effective January 20, 1997, most recently amended and restated February 23, 2010, and is hereby further amended and restated effective February 18, 2015.
2)            Definitions.  As used in this Plan, the following terms shall be defined as set forth below:
"Award" means any Appreciation Right, Deferred Share, Restricted Share, Stock Option, Performance Share or Performance Unit.
"Award Agreement" means an agreement, certificate, resolution or other form of writing or other evidence approved by the Committee, executed on behalf of the Company by a senior officer (vice president level or higher), that sets forth the terms and conditions of an Award.  An Award Agreement may be in an electronic medium, may be limited to a notation on the Company's books and records and, if approved by the Committee, need not be signed by a representative of the Company or a Participant.
"Base Price" means the price to be used as the basis for determining the Spread upon the exercise of a Freestanding Stock Appreciation Right.
"Board" means the Board of Directors of the Company.
"Change in Control" means the earliest to occur of:
(i)            the acquisition by any "person", entity, or "group" of "beneficial ownership" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, and rules promulgated thereunder) of more than 30 percent of the outstanding capital stock entitled to vote for the election of directors ("Voting Stock") of (A) the Company, or (B) any corporation which is the surviving or resulting corporation, or the transferee corporation, in a transaction described in clause (ii)(A) or (ii)(B) immediately below;
(ii)            the effective time of (A) a merger, consolidation or other business combination of the Company with one or more corporations as a result of which the holders of the outstanding Voting Stock of the Company immediately prior to such merger or consolidation hold less than 51 percent of the Voting Stock of the surviving or resulting corporation, or (B) a transfer of all or substantially all of the property or assets of the Company other than to an entity of which the Company owns at least 51 percent of the Voting Stock, or (C) a plan of complete liquidation of the Company; and
(iii)            the election to the Board, without the recommendation or approval of the incumbent Board, of the lesser of (A) four directors, or (B) directors constituting a majority of the number of directors of the Company then in office.
The Committee in its discretion may specify a different definition of Change in Control for purposes of any Award, provided that any such Change in Control event involves the actual consummation of a change in the ownership of the stock or assets of the Company or a Subsidiary or a similar transaction or event; by way of an example, the announcement of a tender offer or approval of a transaction that is not completed shall not constitute a Change in Control.
"Code" means the Internal Revenue Code of 1986, as amended from time to time.
"Committee" means the committee described in Section 4 of this Plan.
"Company" means Interface, Inc., a Georgia corporation, or any successor corporation.

"Deferral Period" means the period of time during which Deferred Shares are subject to deferral limitations under Section 8 of this Plan.
"Deferred Shares" means an award pursuant to Section 8 of this Plan of the right to receive Shares at the end of a specified Deferral Period.
"Effective Date" means February 18, 2015.
"Employee" means any person, including an officer, employed by the Company or a Subsidiary.
"Exercise Price" means the purchase price payable upon the exercise of a Stock Option.
"Fair Market Value" means the fair market value of the Shares which, unless otherwise specified by the Committee with respect to any Award, shall be determined, for any valuation date, as the closing price of the Shares on Nasdaq (or, if the Shares are not traded on Nasdaq, such other national exchange on which the Shares are traded) on the immediately preceding trading date.
"Freestanding Stock Appreciation Right" means a Stock Appreciation Right granted pursuant to Section 6 of this Plan that is not granted in tandem with a Stock Option or similar right.
"Grant Date" means the date specified by the Committee on which a grant of an Award shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.
"Incentive Stock Options" means any Stock Option that is intended to qualify as an "incentive stock option" under Section 422 of the Code or any successor provision.
"Nonqualified Stock Option" means any Stock Option that is not intended to qualify as an Incentive Stock Option.
"Optionee" means the person so designated in an Award Agreement evidencing an outstanding Stock Option.
"Outside Director" means a member of the Board who is not an Employee.
"Participant" means an Employee or Outside Director, or any consultant, outside director of a Subsidiary or independent contractor performing bona fide services for the Company or a Subsidiary, who is selected by the Committee to receive benefits under this Plan, provided, however, that only Employees shall be eligible to receive grants of Incentive Stock Options.
"Performance Objectives" means the objectives established pursuant to this Plan for Participants who have received Awards of Performance Shares or Performance Units or, when so determined by the Committee, Deferred Shares or Restricted Shares.  Performance Objectives may be described in terms of Company-wide objectives, or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department or function within the Company in which the Participant is employed.  The Performance Objectives applicable to Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code shall be selected from among any or all of the following measures:  (i) operating income; (ii) cash flow, (iii) reduction of off-quality and waste; (iv) return on equity; (v) earnings per share; (vi) total earnings; (vii) return on capital; (viii) return on assets; (ix) earnings before interest and taxes; (x) gross margin; (xi) economic value added; (xii) sales; (xiii) the Fair Market Value of the Shares; (xiv) improvement in fixed charge coverage ratio; (xv) debt reduction and/or cash accumulation; (xvi) dividends; (xvii) operating income margin; (xviii) operating income contribution margin; (xix) earnings before interest, taxes, depreciation and amortization; or (xx) measurable financial criteria associated with credit facility, bond indenture or other covenants.  The Award Agreement may provide that if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, an acquisition or divestiture, or other events or circumstances render the specified Performance Objectives unsuitable or unfair, the Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable.  For Employees subject to the restrictions of Code Section 162(m), such changes shall be made in a manner consistent with Code Section 162(m).

"Performance Period" means a period of time established under Section 9 of this Plan within which the Performance Objectives relating to Performance Shares, Performance Units, Deferred Shares or Restricted Shares are to be achieved.
"Performance Share" means a bookkeeping entry that records the equivalent of one Share awarded pursuant to Section 9 of this Plan.
"Performance Unit" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 9 of this Plan.
"Plan" means this Interface, Inc. Omnibus Stock Incentive Plan, as amended and restated effective February 18, 2015.
"Restricted Shares" means Shares granted under Section 7 of this Plan subject to a substantial risk of forfeiture.
"Shares" means shares of the common stock of the Company, $.10 par value per share, or any security into which Shares may be converted by reason of any transaction or event of the type referred to in Section 11 of this Plan.
"Spread" means, in the case of a Freestanding Stock Appreciation Right, the amount by which the Fair Market Value on the date when any such right is exercised exceeds the Base Price specified in such right or, in the case of a Tandem Stock Appreciation Right, the amount by which the Fair Market Value on the date when any such right is exercised exceeds the Exercise Price specified in the related Stock Option.
"Stock Appreciation Right" means a right granted under Section 6 of this Plan, including a Freestanding Stock Appreciation Right or a Tandem Stock Appreciation Right.
"Stock Option" means a right to purchase Shares granted under Section 5 of this Plan.
"Subsidiary" means either:  (i) a corporation of which more than 50 percent of the outstanding shares or securities (representing the right to vote for the election of directors) are now or hereafter owned or controlled, directly or indirectly, by the Company, or (ii) a noncorporate entity which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but of which more than 50 percent of the ownership interests (representing the right generally to make decisions for such other entity) are now or hereafter owned or controlled, directly or indirectly, by the Company; provided, however, for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation (within the meaning of the Code) in which the Company owns or controls, directly or indirectly, more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation and outstanding at the time of such grant.
"Tandem Stock Appreciation Right" means a Stock Appreciation Right that is granted pursuant to Section 6 of this Plan in tandem with a Stock Option or any similar right granted under any other plan of the Company.
3)            Shares Available Under this Plan.  Subject to adjustment as provided in Section 11 of this Plan, the number of Shares that may be issued or transferred under this Plan on or after the Effective Date ("Available Shares") shall not in the aggregate exceed 5,161,020 Shares, constituting the sum of (a) 4,900,000 Shares not previously authorized for issuance under any plan, plus (b) 149,770 Shares remaining available for issuance under the Plan but not subject to outstanding Awards immediately prior to the Effective Date, plus (c) 111,250 unissued Shares subject to outstanding and unexercised Stock Options immediately prior to the Effective Date; provided, however, that each Share issued pursuant to an Award other than a Stock Option shall reduce the number of Available Shares by 1.33 Shares.  Such Shares may be Shares of original issuance, Shares held in treasury, or Shares that have been reacquired by the Company.  For purposes of this Section 3, any Shares that are used by a Participant as full or partial payment to the Company of the Exercise Price of a Stock Option or to the satisfaction of tax withholding obligations under the Plan, and any Shares subject to a Stock Appreciation Right that are paid in cash, shall not again be available for granting future Awards under the Plan.  In no event shall the maximum number of Shares issued upon the exercise of Incentive Stock Options on or after Effective Date exceed 5,750,000, subject to adjustment as provided in Section 11.  No Participant may receive Awards representing more than 500,000 Shares (subject to adjustment as provided in Section 11) in any one calendar year.  In addition, the maximum number of Performance Units that may be granted to a Participant in any one calendar year is 1,000,000.

4)            Administration of this Plan.
a)            This Plan shall be administered by a committee appointed by the Board from among its members, provided that the Board may act as the Committee at any time it deems appropriate.  The Committee may delegate to any executive officer of the Company that is a member of the Board the authority to grant Awards to Participants who are not Outside Directors or executive officers of the Company, provided that the Committee shall have fixed the number of Shares subject to such grants.
b)            The interpretation and construction by the Committee of any provision of this Plan or of any Award Agreement, and any determination by the Committee pursuant to any provision of this Plan or any Award Agreement, notification or document, shall be final and conclusive.  No member of the Committee shall be liable to any person for any such action taken or determination made in good faith.
5)            Stock Options.  The Committee may from time to time authorize grants to Participants of Stock Options to purchase Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:
a)            Each grant shall specify the number of Shares to which it pertains.
b)            Each grant shall specify an Exercise Price per Share, which shall be equal to or greater than the Fair Market Value (110 percent of Fair Market Value for any Incentive Stock Option granted to a 10-percent shareholder, within the meaning of Section 422 of the Code) on the Grant Date.
c)            The form of consideration to be paid in satisfaction of the Exercise Price and the manner of payment of such consideration may be (i) cash in the form of currency, check or other cash equivalent acceptable to the Company; (ii) nonforfeitable, unrestricted Shares which have a value at the time of exercise that is equal to the Exercise Price, (iii) any other legal consideration that the Committee may deem appropriate and may specify in a grant, including, without limitation, any form of consideration authorized under Section 5(d) below, on such basis as the Committee may determine in accordance with this Plan, or (iv) any combination of the foregoing.
d)            On or after the Grant Date of any Stock Option other than an Incentive Stock Option, the Committee may determine that payment of the Exercise Price may also be made in whole or in part in the form of Restricted Shares or other Shares that are subject to risk of forfeiture or restrictions on transfer.  Unless otherwise determined by the Committee, whenever any Exercise Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 5(d), the Shares received by the Optionee upon the exercise of the Stock Options shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee; provided, however, such risks of forfeiture and restrictions on transfer shall apply only to the same number of Shares received by the Optionee as applied to the forfeitable or restricted Shares surrendered by the Optionee.
e)            Each Stock Option grant shall specify the period of continuous employment or service of the Optionee with the Company or any Subsidiary (or, in the case of an Outside Director, service on the Board) that is necessary before the Stock Option or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of such rights in the event of a Change in Control or other similar transaction or event.
f)            Stock Options granted under this Plan may be Incentive Stock Options, Nonqualified Stock Options or a combination of the foregoing; provided, however, only Nonqualified Stock Options may be granted to Outside Directors or other non-Employee Participants.  Each grant shall specify whether (or the extent to which) the Stock Option is an Incentive Stock Option or a Nonqualified Stock Option.  Notwithstanding any such designation, to the extent that the aggregate Fair Market Value (determined as of the Grant Date) of the Shares with respect to which Stock Options designated as Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company) exceeds $100,000, such Stock Options shall be treated as Nonqualified Stock Options.
g)            No Stock Option granted under this Plan may be exercised more than 10 years from the Grant Date.

h)            Each Stock Option grant shall be evidenced by an Award Agreement containing such terms and provisions as the Committee may determine, consistent with this Plan.  Unless the Committee specifies other terms consistent with the provisions of this Plan, the terms of any Stock Option shall be substantially the same as set forth in the sample Incentive Stock Option Agreement attached hereto as Exhibit A.
6)            Stock Appreciation Rights.  The Committee may also authorize grants to Participants of Stock Appreciation Rights.  A Stock Appreciation Right is the right of the Participant to receive from the Company an amount, which shall be determined by the Committee, expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of such right.  Any grant of Stock Appreciation Rights under this Plan shall be upon such terms and conditions as the Committee may determine in accordance with the following provisions:
a)            Any grant may specify that the amount payable upon the exercise of a Stock Appreciation Right may be paid by the Company in cash, Shares, or a combination thereof, and may either (i) grant to the Participant or reserve to the Committee the right to elect among those alternatives, or (ii) preclude the right of the Participant to receive and the Company to issue Shares or other equity securities in lieu of cash.
b)            Any grant may specify that the amount payable upon the exercise of a Stock Appreciation Right shall not exceed a maximum specified by the Committee on the Grant Date.
c)            Any grant may specify (i) a waiting period or periods before Stock Appreciation Rights shall become exercisable, and (ii) permissible dates or periods on or during which Stock Appreciation Rights shall be exercisable.
d)            Any grant may specify that a Stock Appreciation Right may be exercised only in the event of a Change in Control or other similar transaction or event.
e)            On or after the Grant Date of any Stock Appreciation Rights, the Committee may provide for the payment to the Participant of dividend equivalents thereon, in cash or Shares, and on a current, deferred or contingent basis.
f)            Each grant shall be evidenced by an Award Agreement, which shall describe the subject Stock Appreciation Rights, identify any related Stock Options, state that the Stock Appreciation Rights are subject to all of the terms and conditions of this Plan and contain such other terms and provisions as the Committee may determine, consistent with this Plan.
g)            Each grant of a Tandem Stock Appreciation Right shall provide that such Tandem Stock Appreciation Right may be exercised only (i) at a time when the related Stock Option (or any similar right granted under any other plan of the Company) is also exercisable and the Spread is positive, and (ii) by surrender of the related Stock Option (or such other right) for cancellation.
h)            No Stock Appreciation Right may be exercised more than ten years from the Grant Date.
i)            Regarding Freestanding Stock Appreciation Rights only:
(i)            Each grant shall specify for each Freestanding Stock Appreciation Right a Base Price per Share, which shall be equal to or greater than the Fair Market Value on the Grant Date.
(ii)            Successive grants may be made to the same Participant regardless of whether any Freestanding Stock Appreciation Rights previously granted to such Participant remain unexercised.
(iii)            Each grant shall specify the period or periods of continuous employment or service of the Participant with the Company or any Subsidiary that are necessary before the Freestanding Stock Appreciation Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of such rights in the event of a Change in Control or other similar transaction or event.
(iv)            No Freestanding Stock Appreciation Right granted under this Plan may be exercised more than 10 years from the Grant Date.

7)            Restricted Shares.  The Committee may authorize grants of Restricted Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:
a)            Each grant shall, unless otherwise determined by the Committee, constitute an immediate transfer of the ownership of Shares to the Participant in consideration of the performance of services, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.
b)            Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the Grant Date.
c)            Each grant shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Committee on the Grant Date, and any grant (or sale) may provide for the earlier termination of such risk of forfeiture in the event of a Change in Control or other similar transaction or event.
d)            Each grant shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Grant Date.  Such restrictions may include, without limitation, rights of repurchase or first refusal rights of the Company, or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.
e)            Any grant may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 9 of this Plan regarding Performance Shares and Performance Units.
f)            Any grant may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and may be subject to the same restrictions as the underlying Award or such other restrictions as the Committee may determine.
g)            Each grant shall be evidenced by an Award Agreement containing such terms and provisions as the Committee may determine, consistent with this Plan.  Unless otherwise directed by the Committee, any certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to such certificated shares, shall be held in custody by the Company until all restrictions thereon lapse.  Unless the Committee specifies other terms and conditions consistent with the provisions of this Plan, the terms of any Restricted Shares shall be substantially the same as set forth in the sample Restricted Stock Agreement attached hereto as Exhibit B.
8)            Deferred Shares.  The Committee may authorize grants of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:
a)            Each grant shall constitute the agreement by the Company to issue or transfer Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.
b)            Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the Grant Date.
c)            Each grant shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the Grant Date, and any grant may provide for the earlier termination of such Deferral Period in the event of a Change in Control or other similar transaction or event.
d)            During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares, but the Committee may, on or after the Grant Date, authorize the payment of dividend equivalents on such shares, in cash or additional Shares, and on a current, deferred or contingent basis.

e)            Any grant may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 9 of this Plan regarding Performance Shares and Performance Units.
f)            Each grant shall be evidenced by an Award Agreement containing such terms and provisions as the Committee may determine, consistent with this Plan.
9)            Performance Shares and Performance Units.  The Committee may also authorize grants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:
a)            Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.
b)            The Performance Period with respect to each Performance Share or Performance Unit shall commence on the Grant Date and may be subject to earlier termination in the event of a Change in Control or other similar transaction or event.
c)            Each grant shall specify the Performance Objectives that are to be achieved by the Participant.
d)            Each grant may specify for the established Performance Objectives a minimum acceptable level of achievement below which no payment will be made, and in such event shall set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum or full achievement of the established Performance Objectives.
e)            Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Company in cash, Shares, or a combination thereof, and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.
f)            Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the Grant Date.  Any grant of Performance Units may specify that the amount payable, or the number of Shares to be issued, with respect thereto may not exceed maximums specified by the Committee on the Grant Date.
g)            Any grant of Performance Shares may provide for the payment to the Participant of dividend equivalents thereon, in cash or additional Shares, and on a current, deferred or contingent basis.
h)            The Committee may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the judgment of the Committee, events or transactions have occurred after the Grant Date that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.  For Employees subject to the restrictions of Code Section 162(m), such changes shall be made in a manner consistent with Code Section 162(m).
i)            Each grant shall be evidenced by an Award Agreement, which shall state that the Performance Shares or Performance Units are subject to all of the terms and conditions of this Plan and such other terms and provisions as the Committee may determine, consistent with this Plan.
10)            Transferability.
a)            Except as provided in Section 10(b) below, no Award granted under this Plan shall be transferable by a Participant other than by will or the laws of descent and distribution, and, during a Participant's lifetime, Stock Options and Stock Appreciation Rights shall be exercisable only by the Participant or, in the event of the Participant's legal incapacity, by his or her guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision.

b)            The Committee may expressly provide in an Award Agreement (or an amendment to an Award Agreement) that a Participant may transfer such Award (other than an Incentive Stock Option) to a spouse or lineal descendant (a "Family Member"), a trust for the exclusive benefit of Family Members, a partnership or other entity in which all the beneficial owners are Family Members, or any other entity affiliated with the Participant that may be approved by the Committee.  Subsequent transfers of Awards shall be prohibited except in accordance with this Section 10(b).  All terms and conditions of the Award, including provisions relating to the termination of the Participant's employment or service with the Company or a Subsidiary, and the effect thereof, shall continue to apply following a transfer made in accordance with this Section 10(b).
c)            Any Award made under this Plan may provide that all or any part of the Shares that are (i) to be issued or transferred by the Company upon the exercise of Stock Options or Stock Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares or upon achievement of the Performance Objectives specified for Performance Shares or Performance Units, or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 7 of this Plan, shall be subject to further restrictions upon transfer.
11)            Adjustments.  In the event of any stock dividend, stock split, spinoff, rights offering, extraordinary cash dividend, combination or exchange of Shares, recapitalization or other change in the capital structure of the Company constituting an  "equity restructuring" within the meaning of FASB Accounting Standards Codification Topic 718, Compensation—Stock Options, the Committee shall make or provide for such adjustments in the (i) number of Shares covered by outstanding Options, Stock Appreciation Rights, Deferred Shares, Restricted Shares and Performance Shares granted hereunder, (ii) exercise and base prices per share applicable to such Options and Stock Appreciation Rights, and (iii) kind of shares covered thereby (including shares of another issuer), as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Participants.  In the event of any merger, consolidation or any other corporate transaction or event having a similar effect, the Committee in its sole discretion may take any action described in the preceding sentence, and, moreover, it may provide in substitution for any or all outstanding Awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. The Committee shall also make or provide for such adjustments in each of the limitations specified in Section 3 as the Committee in its sole discretion may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 11.
12)            Fractional Shares.  The Company shall not be required to issue any fractional Shares pursuant to this Plan.  The Committee may provide for the elimination of fractions or for the settlement thereof in cash.
13)            Withholding Taxes.  To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of all such taxes required to be withheld.  In the absence of such prior arrangements, the Company shall withhold a portion of such benefit or delivery of Shares in payment of such taxes, except to the extent such withholding of Shares is prohibited by any covenants governing the Company's debt as in effect from time to time.
14)            Certain Termination Events, Hardship and Approved Leaves of Absence. In the event of termination of employment by reason of death, disability, normal retirement, or early retirement with the consent or agreement of the Company, or a leave of absence approved by the Company, or in the event of hardship or other special circumstances, of a Participant who holds (i) a Stock Option or Stock Appreciation Right that is not immediately and fully exercisable, (ii) any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, (iii) any Deferred Shares as to which the Deferral Period is not complete, (iv)  any Performance Shares or Performance Units that have not been fully earned, or (v) any Shares that are subject to any transfer restriction pursuant to Section 10(c) of this Plan, the Committee may in its discretion take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including, without limitation, waiving or modifying any limitation or requirement with respect to any Award under this Plan.  Notwithstanding the foregoing, the Committee shall waive or modify any Performance Objective relating to an Award intended to satisfy the requirements for "performance-based compensation" only in a manner consistent with Section 162(m) of the Code.

15)            Foreign Employees.  In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by the Company or any Subsidiary outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom.  Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.
16)            Amendments and Other Matters.
a)            This Plan may be amended from time to time by the Board or the Executive Committee of the Board, but no such amendment shall increase any of the amounts or limitations specified in Section 3 of this Plan, other than to reflect an adjustment made in accordance with Section 11, without the further approval of the shareholders of the Company.
b)            Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the Exercise Price of outstanding Stock Options or Stock Appreciation Rights or cancel outstanding Stock Options or Stock Appreciation Rights in exchange for cash, other Awards or Stock Options or Stock Appreciation Rights with an Exercise Price that is less than the Exercise Price of the original Stock Options or Stock Appreciation Rights without stockholder approval.
c)            This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary and shall not interfere in any way with any right that the Company or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time.
d)            To the extent that any provision of this Plan would prevent any Stock Option that was intended to qualify under particular provisions of the Code from so qualifying, such provision of this Plan shall be null and void with respect to such Stock Option, provided, however, that such provision shall remain in effect with respect to other Stock Options, and there shall be no further effect on any provision of this Plan.
17)            Effective Date and Shareholder Approval.  This Plan shall be effective as of the date of its approval by the Board or the Executive Committee of the Board, subject to approval by the shareholders of the Company at the next Annual Meeting of Shareholders.  The Committee may grant Awards subject to the condition that this Plan shall have been approved by the shareholders of the Company.
18)            Regulation and Other Approvals.
a)            The obligation of the Company to sell or deliver Shares with respect to Stock Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.
b)            The Plan is intended to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934 and the Committee shall interpret and administer the provisions of the Plan or any Award Agreement in a manner consistent therewith.  Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.
c)            Each Stock Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange (including Nasdaq) or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of a Stock Option or the issuance of Shares, no Stock Options shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained in a manner acceptable to the Committee.

d)            Notwithstanding anything contained in the Plan to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, and Rule 144 or other regulations thereunder.  The Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares (including upon exercise of a Stock Option), to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under the Securities Act or pursuant to an exemption applicable under the Securities Act, or the rules and regulations promulgated thereunder.  Any certificates evidencing any of such Shares shall be appropriately legended to reflect their status as restricted securities as aforesaid.
e)            In the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Stock Option under the Plan, the Committee may, subject to this Section 18, make any adjustments it deems appropriate in such Award or Stock Option.
19)            Deferral.  The Committee may permit a Participant to defer to another plan or program such Participant's receipt of Shares or cash that would otherwise be due to such Participant by virtue of the exercise, vesting or achievement of an Award.  If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.
20)            Compensation Recovery.  Notwithstanding anything in the Plan to  the contrary, each Participant shall be subject to and bound by any compensation recovery or clawback policy adopted by the Company, as in effect from time to time, with respect to each Award and all Shares issued or payments made under any Award.
21)            Termination.  No Award shall be granted after the tenth anniversary of the Effective Date, provided that all Awards granted prior to such date shall continue in effect thereafter subject to the terms thereof and of the Plan.

Exhibit A

Form of Incentive Stock Option Agreement

INTERFACE, INC.
INCENTIVE STOCK OPTION AGREEMENT

This Incentive Stock Option Agreement (this "Agreement") is entered into as of the ___ day of _______, ____, by and between Interface, Inc. (the "Company") and _________________ ("Optionee").

W I T N E S S E T H:

WHEREAS, the Company has adopted the Interface, Inc. Omnibus Stock Incentive Plan (the "Plan") which is administered by a committee appointed by the Company's Board of Directors (the "Committee"); and

WHEREAS, the Committee has granted to Optionee an Incentive Stock Option under the terms of the Plan (the "Option") to encourage Optionee's continued loyalty and diligence; and

WHEREAS, to comply with the terms of the Plan and to further the interests of the Company and Optionee, the parties hereto have set forth the terms of the Option in writing in this Agreement.

NOW, THEREFORE, for and in consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.            Plan Provisions.

In addition to the terms and conditions set forth herein, the Option is subject to and governed by the terms and conditions set forth in the Plan, which are hereby incorporated herein by reference.  Any terms used herein with an initial capital letter shall have the same meaning as provided in the Plan, unless otherwise specified herein.  In the event of any conflict between the provisions of this Agreement and the Plan, the Plan shall control.

2.            Grant of Option.

The Committee granted to Optionee, effective on _______________ (the "Grant Date"), the right to purchase _____ Shares of the $.10 par value common stock of the Company, subject to the restrictions and other conditions set forth herein.  Such Shares are hereinafter sometimes referred to as the "Option Shares." The Option is intended to qualify as an "Incentive Stock Option" within the meaning of Section 422 of the Code.  Notwithstanding the forgoing intention, to the extent that the aggregate Fair Market Value (determined as of the Grant Date) of the Shares with respect to which the Option and any other options designated as Company incentive stock options become exercisable (whether or not then exercised) for the first time by Optionee during any calendar year exceeds $100,000, a portion of such options shall be treated as nonqualified stock options (not eligible for tax treatment under Section 422 of the Code).

3.            Exercise Price.

The purchase price payable for the Option Shares upon exercise of the Option, in whole or in part, shall be $____ per share (the "Exercise Price"), which is the Fair Market Value of an Option Share on the Grant Date.

4.            Vesting.

The Option shall vest and become exercisable as follows:   ___________________________________.  Optionee may, but need not, exercise the Option with respect to Option Shares at the time they first vest and become exercisable, or may exercise such Option Shares at any later time before the Option terminates (see Section 6 hereof).
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5.            Forfeiture Upon Termination of Employment.

If Optionee's employment with the Company and all of its Subsidiaries is terminated for any reason whatsoever, any portion of the Option that is not then vested shall be terminated and immediately forfeited, and Optionee shall have no rights in such portion of the Option.

6.            Termination of Option.

Notwithstanding any other provision of this Agreement to the contrary, the Option shall terminate and shall no longer be exercisable after the first to occur of:  (a) the ____________ anniversary of the Grant Date;  (b) the expiration of the three-month period beginning on the date Optionee's employment with the Company and all of its Subsidiaries terminates for any reason other than Optionee's Disability (as defined below) or death; (c) the expiration of the 12-month period beginning on the date Optionee's employment with the Company and its Subsidiaries terminates as a result of Optionee's Disability; or (d) the expiration of the 24-month period beginning on the date Optionee's employment with the Company and its Subsidiaries terminates as a result of Optionee's death.   For purposes hereof, "Disability" shall mean Optionee's inability, as a result of physical or mental incapacity, to substantially perform Optionee's duties for the Company and its Subsidiaries on a full-time basis for a continuous period of six months.  The Committee, in its sole discretion, shall make all determinations as to whether or not Optionee has incurred a Disability, and the Committee's determination shall be final and binding.  The Committee may extend such exercise period, in its sole discretion; however, any portion of the Option which is exercised after (i) three months following Optionee's resignation, retirement, or termination for any reason, or (ii) one year following termination of Optionee's employment due to Disability, shall not be treated as an Incentive Stock Option.

7.            Option Not Transferable.

Optionee may not transfer or assign the Option other than by will or the laws of descent and distribution.  During the lifetime of Optionee, only Optionee (or in the event of Optionee's Disability, Optionee's duly appointed guardian or attorney-in-fact) may exercise the Option.

8.            Death of Optionee.

In the event of Optionee's death, the unexercised, vested portion of the Option may be exercised (but not transferred or assigned) by Optionee's personal representatives, heirs or legatees at any time prior to the date as of which the Option expires under Section 6 hereof.  Such exercise shall be effected in accordance with the terms hereof as if such representative, heir or legatee was Optionee hereunder; however, the Company may require proof of the right of such person to exercise the Option.

9.            Manner of Exercise.

(a)            Notice of Exercise.  Optionee, or Optionee's successors (as permitted herein), may exercise the Option by delivery to the Secretary of the Company of a written notice of exercise executed by Optionee or such successor (the "Notice of Exercise").  The Notice of Exercise shall be substantially in the form set forth on Exhibit A, attached hereto and made a part hereof, and shall identify the Option and the number of Option Shares being purchased pursuant to the Option exercise.

(b)            Partial Exercise.  Optionee may exercise the Option for less than the full number of Option Shares, but no such partial exercise shall be made for less than 100 Shares.  Subject to the other restrictions on exercise set forth herein, the unexercised portion of the Option Shares may be exercised at a later date by Optionee, and the 100-Share requirement shall not apply to any exercise of the Option if all remaining vested Option Shares subject to the Option are exercised.

10.            Payment of Exercise Price.

(a)            General.   Upon exercise of the Option, Optionee (or Optionee's successors) shall pay the Exercise Price in cash, in Shares, or in a combination of cash and Shares.

(b)            Payment in Shares.  If Optionee pays all or a portion of the Exercise Price with Shares, the following conditions shall apply:
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(i)            Optionee shall deliver to the Secretary of the Company a certificate or certificates representing such Shares duly endorsed for transfer to the Company (or an attestation of Optionee's then current ownership of a number of Shares equal to the number thereby authorized to be withheld);

(ii)            Optionee shall have held such Shares for at least six months before the date such payment is made;

(iii)            Such Shares shall be valued on the basis of the Fair Market Value of Shares on the date of exercise, pursuant to the terms of the Plan; and

(iv)            The value of the Shares delivered shall be less than or equal to the full Exercise Price.  If Optionee delivers Shares with a value that is less than the Exercise Price, Optionee shall pay the balance of the Exercise Price in cash.

11.            Withholding.

As a condition to exercise of the Option, Optionee (or Optionee's successors) shall pay the Company an amount equal to the sum of all applicable employment taxes that the Company is required to withhold at any time.  Such payment may be made in cash, by withholding from Optionee's normal pay or by delivery of Shares (or an attestation of ownership of Shares in lieu of delivery).

12.            Delivery of Stock Certificate.

As soon as practicable after the date of exercise of the Option and receipt by the Company of full payment of the Exercise Price, the Company shall instruct its transfer agent to issue a stock certificate representing the Option Shares acquired by Optionee pursuant to Optionee's exercise of the Option or shall otherwise effectively transfer such Option Shares to Optionee.

13.            Acknowledgment of Optionee.

Optionee acknowledges that certain restrictions under state, federal or foreign securities laws may apply with respect to the Option Shares issued pursuant to the Option.  Optionee further acknowledges that, to the extent Optionee is an "affiliate" of the Company (as that term is defined by the Securities Act of 1933), the Option Shares are subject to certain trading restrictions under applicable securities laws (including, particularly, Rule 144 under the Securities Act).  Optionee hereby agrees to execute such documents and take such actions as the Company may reasonably require with respect to state, federal and foreign securities laws and any restrictions on the resale of such Shares which may pertain under such laws.  The Company has registered or intends to register the securities represented by and subject to the Option; however, in the event such registration at any time is ineffective or any special rules apply, such securities may be sold or transferred only in accordance with the Plan and pursuant to additional, effective securities laws registrations or in a transaction that is exempt from such registration requirements.  If appropriate under the circumstances, the certificate(s) evidencing the Shares issued upon exercise of the Option shall bear a restrictive legend indicating that the Shares have not been registered under applicable securities laws.

14.            Execution of Agreement.

Optionee shall execute this Agreement within 30 days after receipt of same, and promptly return an executed copy to the Company.

15.            Miscellaneous.

a)            Employment Rights.  The granting of the Option and the execution of this Agreement shall not afford Optionee any rights to similar grants in future years or any right to be retained in the employ or service of the Company or any of its Subsidiaries, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate Optionee's employment or services at any time, with or without cause, or the right of Optionee to terminate Optionee's employment or services at any time.

b)            Shareholder Rights.  Optionee shall have none of the rights of a shareholder with respect to the Option Shares until Optionee has exercised the Option and thereby acquired the Option Shares in accordance with this Agreement.

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c)            Severability.  If any term, provision, covenant or restriction contained in this Agreement is held by a court or governmental agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions contained in this Agreement shall continue in full force and effect, and shall in no way be affected, impaired or invalidated.

d)            Controlling Law.  This Agreement is being made in the State of Georgia (USA) and shall be construed and enforced in accordance with the laws of that state.

e)            Construction.  This Agreement contains the entire understanding between the parties and supersedes any prior understandings and agreements between them with respect to the subject matter hereof.  There are no representations, agreements, arrangements or understandings, oral or written, between the parties hereto relating to the subject matter hereof which are not fully expressed herein.

f)            Binding Effect.  This Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns, and Optionee and Optionee's heirs and personal representatives.  Any business entity or person succeeding to all or substantially all of the business of the Company by stock purchase, merger, consolidation, purchase of assets, or otherwise shall be bound by and shall adopt and assume this Agreement, and the Company shall obtain the assumption of this Agreement by such successor.

g)            Headings.  Section and other headings contained in this Agreement are included for reference purposes only and are in no way intended to define or limit the scope, extent or intent of this Agreement or any provision hereof.

IN WITNESS WHEREOF, the individual party hereto has executed this Agreement, and the corporate party has caused this Agreement to be executed by a duly authorized representative, as of the date first set forth above.

INTERFACE, INC.

By:
 [name]
[title]

OPTIONEE

__________________________________________
[name]

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EXHIBIT A

INTERFACE, INC.
OMNIBUS STOCK INCENTIVE PLAN

NOTICE OF EXERCISE FOR INCENTIVE STOCK OPTION AGREEMENT

This Notice is given pursuant to the terms of the Incentive Stock Option Agreement, dated _______________, between Interface, Inc. and the undersigned Optionee, which Agreement is made a part hereto and incorporated herein by reference.

Optionee hereby exercises the Option with respect to _________ Option Shares.  Optionee hereby delivers, together with this written statement of exercise, the full Exercise Price with respect to the exercised Option Shares, which consists of:  [COMPLETE ONLY ONE]

___            cash in the total amount of $__________.

___            __________Shares of the Company's common stock.

___            cash in the total amount of $__________ and __________Shares of the Company's common stock.

Optionee hereby acknowledges that, to the extent Optionee is an "affiliate" of the Company (as that term is defined by the Securities Act of 1933), any Shares of the Company's common stock acquired by Optionee as a result of Optionee's exercise of the Option pursuant to this Notice are subject to certain trading restrictions under applicable securities laws (including, particularly, Rule 144 of the Securities Act), all as described in Section 13 of the Agreement, and Optionee hereby agrees to comply with all such restrictions and to execute such documents or take such other actions as the Company may require in connection with such restrictions.

Executed this _____ day of _______________, _____.

OPTIONEE:

__________________________________________
Signature
__________________________________________
Print or Type Name

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Exhibit B

Form of Restricted Stock Agreement

INTERFACE, INC.
RESTRICTED STOCK AGREEMENT

This Restricted Stock Agreement (this "Agreement") is entered into as of the ___ day of __________, 20__, by and between Interface, Inc. (the "Company") and _________________ ("Grantee").

W I T N E S S E T H:

WHEREAS, the Company has adopted the Interface, Inc. Omnibus Stock Incentive Plan (the "Plan") which is administered by a committee appointed by the Company's Board of Directors (the "Committee"); and

WHEREAS, the Committee has granted to Grantee an award of Restricted Shares under the terms of the Plan (the "Award") to encourage Grantee's continued loyalty and diligence; and

WHEREAS, to comply with the terms of the Plan and to further the interests of the Company and Grantee, the parties hereto have set forth the terms of the Award in writing in this Agreement.

NOW, THEREFORE, for and in consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1)            Plan Provisions.

In addition to the terms and conditions set forth herein, the Award is subject to and governed by the terms and conditions set forth in the Plan, which are hereby incorporated herein by reference.  Any terms used herein with an initial capital letter shall have the same meaning as provided in the Plan, unless otherwise specified herein.  In the event of any conflict between the provisions of this Agreement and the Plan, the Plan shall control.

2)            Stock Award.

Effective on ____________, 20__ (the "Grant Date"), and subject to the restrictions and other conditions set forth herein, the Committee granted to Grantee an Award of ______ Shares of common stock, $.10 par value per share, of the Company.  Such Shares granted are hereinafter sometimes referred to as the "Restricted Shares."  The Fair Market Value of each Restricted Share awarded on the Grant Date was $_____.

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3)            Vesting Restrictions.

(a)            General.   All or a portion (as applicable) of the Restricted Shares will vest and no longer be subject to forfeiture if one of several criteria is satisfied.  As described below, these criteria are based on ______________________________ [Note that performance criteria for certain executives is based on Company, division or business unit performance], Grantee's tenure of employment, the occurrence of a Change in Control (as defined in subsection (d) hereof), and/or certain events resulting in termination of Grantee's employment with the Company.

(b)            Performance.  The Restricted Shares shall vest to the extent that the performance vesting criterion specified herein is achieved.  The performance vesting criterion is ________________________.  The performance period is a _____-year period with a performance measurement and vesting opportunity as of the end of each fiscal year when the audited financial results are reviewed with the Company's Board of Directors (typically at a regular meeting of the Board each February).  For purposes of applying the performance criterion to determine when Grantee's Restricted Shares will vest, the Restricted Shares are divided into two groups, "Group A" and "Group B", each with an equal number of ________ Shares.  The respective Restricted Shares in Group A and Group B will vest if and when the following performance criterion is satisfied:

Group A.  If on any date after fiscal year-end ____, (i) Grantee has remained continuously employed by the Company or any of its Subsidiaries, (ii) Grantee has not yet vested in the Shares in Group A, and (iii) the Company's ___________ has increased to or exceeded the applicable Target Level (as defined below) with respect to fiscal year ____ or thereafter, the vesting restriction on the Shares in Group A will lapse immediately upon such date, and Grantee thereupon will become vested in all of the Shares in Group A.

Group B.  If on any date after fiscal year-end ____, (i) Grantee has remained continuously employed by the Company or any of its Subsidiaries, (ii) Grantee has not yet vested in the Shares in Group B, and (iii) the Company's ___________ has increased to or exceeded the applicable Target Level (as defined below) with respect to fiscal year ____ or thereafter, the vesting restriction on the Shares in Group B will lapse immediately upon such date, and Grantee thereupon will become vested in all of the Shares in Group B.

As used herein "Target Level" shall mean, with respect to a particular fiscal year ended, the Company's ____________ for such fiscal year then ended, as set forth below:

Fiscal Year	Target Level

20__	____
20__	____
20__	____

(c)            Tenure of Employment.  If Grantee remains continuously employed by the Company or any of its Subsidiaries until __________, __ percent of the Restricted Shares granted hereunder (whether Group A or B) that have not previously vested will vest on said date, and Grantee thereupon will become vested in such Restricted Shares (and the balance of the Restricted Shares that have not yet vested will be forfeited).

(d)            Change in Control.  If a Change in Control (as defined below) occurs at any time prior to, or within 30 days following, the _______-year anniversary of the Grant Date, any Restricted Shares granted hereunder that have not yet vested will do so on the date of the Change in Control, and Grantee thereupon will become vested in all such Restricted Shares.  For purposes hereof, "Change in Control" shall mean the earliest to occur of:

(i)            the acquisition by any "person", entity, or "group" of "beneficial ownership" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, and rules promulgated thereunder) of more than 30 percent of the outstanding capital stock entitled to vote for the election of directors ("Voting Stock") of (A) the Company, or (B) any corporation which is the surviving or resulting corporation, or the transferee corporation, in a transaction described in clause (ii)(A) or (ii)(B) immediately below;

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(ii)            the effective time of (A) a merger, consolidation or other business combination of the Company with one or more corporations as a result of which the holders of the outstanding Voting Stock of the Company immediately prior to such merger or consolidation hold less than 51 percent of the Voting Stock of the surviving or resulting corporation, or (B) a transfer of all or substantially all of the property or assets of the Company other than to an entity of which the Company owns at least 51 percent of the Voting Stock, or (C) a plan of complete liquidation of the Company; and

(iii)            the election to the Board of Directors of the Company, without the recommendation or approval of the incumbent Board of Directors of the Company, of the lesser of (A) four directors, or (B) directors constituting a majority of the number of directors of the Company then in office.

(e)            Disability or Death.  Upon the date that Grantee's employment with the Company and its Subsidiaries terminates as a result of (i) Grantee's Disability (as defined below) or (ii) Grantee's death, all or a portion of the Restricted Shares that have not yet vested will do so on such date, and Grantee thereupon will become vested in such Restricted Shares.  The amount of Restricted Shares that shall vest will be equal to the product of (x) the total number of Restricted Shares granted hereunder that have not yet vested under the performance criterion (pursuant to subsection (b) hereof), and (y) a fraction, the numerator of which is the number of full and partial 12‑month periods that have elapsed since the Grant Date (with any partial 12‑month period treated as a whole 12-month period), and the denominator of which is ______.  For purposes hereof, the term "Disability" shall mean Grantee's inability, as a result of physical or mental incapacity, to substantially perform Grantee's duties for the Company and its Subsidiaries on a full-time basis for a continuous period of six months.  The Committee, in its sole discretion, shall make all determinations as to whether or not Grantee has incurred a Disability, and the Committee's determination shall be final and binding.

(f)            Certain Events of Termination.  Upon the date that Grantee's employment with the Company and its Subsidiaries terminates as a result of (i) an involuntary termination at the request of the Company (or the Subsidiary that is Grantee's employer) for any reason other than Cause (as defined in Section 4 below) or (ii) Grantee's retirement upon or after attaining age 65, all or a portion of the Restricted Shares that have not yet vested will do so on such date, and Grantee thereupon will become vested in such Restricted Shares (provided, however, in the event of an involuntary termination for any reason other than Cause, in order to vest in such Restricted Shares Grantee must sign a release of claims and acknowledgment in the form required by the Company).  The amount of such Restricted Shares that shall vest will be equal to the product of (x) the total number of Restricted Shares granted hereunder that have not yet vested under the performance criterion, and (y) a fraction, the numerator of which is the number of full and partial 12-month periods that have elapsed since the Grant Date (with any partial 12‑month period treated as a whole 12-month period), and the denominator of which is _________.

4)            Forfeiture Upon Resignation or Termination for Cause.

If Grantee voluntarily resigns from employment with the Company and all of its Subsidiaries, or if the Company or the Subsidiary that is Grantee's employer terminates Grantee's employment for Cause (as defined below), any Restricted Shares that are not then vested under any provision of Section 3 shall be immediately forfeited, and Grantee shall have no rights in such Restricted Shares.  For purposes hereof, the term "Cause" shall mean the reason for termination of Grantee's employment is (A) Grantee's fraud, dishonesty, gross negligence or willful misconduct, with respect to business affairs of the Company or its Subsidiaries, (B) Grantee's refusal or repeated failure to follow the established lawful policies of the Company or its Subsidiaries applicable to persons occupying the same or similar positions, or (C) Grantee's conviction of a felony or other crime involving moral turpitude.

5)            Delivery of Shares.

Within a reasonable time after the date hereof, the Company shall cause the Restricted Shares to be registered in the name of Grantee, subject to the risk of forfeiture set forth in Sections 3 and 4 hereof.  Grantee may not sell, assign, transfer or pledge any Restricted Shares prior to the date on which the possibility of forfeiture with respect to such Shares has lapsed.  During the period that any Restricted Shares remain subject to a risk of forfeiture under Sections 3 and 4 hereof, the Company may retain possession of any certificate representing such Shares as a means of enforcing such restrictions.

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6)            Acknowledgment of Grantee.

Grantee acknowledges that certain restrictions under state, federal or foreign securities laws may apply with respect to the Restricted Shares granted pursuant to the Award.  Grantee further acknowledges that, to the extent Grantee is an "affiliate" of the Company (as that term is defined by the Securities Act of 1933), the Restricted Shares granted as a result of the Award are subject to certain trading restrictions under applicable securities laws (including, particularly, Rule 144 under the Securities Act).  Grantee hereby agrees to execute such documents and take such actions as the Company may reasonably require with respect to state, federal and foreign securities laws applicable to the Company and any restrictions on the resale of such Shares which may pertain under such laws. The Company has registered (or intends to register) the securities represented by the Restricted Shares; however, in the event such registration at any time is ineffective or any special rules apply, such securities may be sold or transferred only in accordance with the Plan and pursuant to additional, effective securities laws registrations or in a transaction that is exempt from such registration requirements.  If appropriate under the circumstances, the certificate(s) evidencing the Restricted Shares shall bear a restrictive legend indicating that such shares have not been registered under applicable securities laws.

7)            Execution of Agreement.

Grantee shall execute this Agreement within 30 days after receipt of same, and promptly return an executed copy to the Secretary of the Company.

8)            Withholding.

Grantee shall pay the Company an amount equal to the sum of all applicable employment taxes that the Company or any Subsidiary is required to withhold at any time in connection with the operation of this Agreement.  In the absence of prior arrangements satisfactory to the Company for payment of all such taxes required to be withheld, the Company shall withhold a portion of the Restricted Shares then vested under this Agreement in payment of such taxes, except to the extent such withholding of Shares is prohibited by any covenants governing the Company's debt as in effect from time to time.

9)            Miscellaneous.

a)            Employment Rights.  The granting of the Award and the execution of this Agreement shall not afford Grantee any rights to similar grants in future years or any right to be retained in the employ or service of the Company or any of its Subsidiaries, nor shall it interfere in any way with the right of the Company or any such Subsidiary to terminate Grantee's employment or services at any time, with or without cause, or the right of Grantee to terminate Grantee's employment or services at any time.

b)            Shareholder Rights.  While the Restricted Shares remain subject to forfeiture under Sections 3 and 4 hereof, Grantee shall have all of the rights of a shareholder of the Company, including the right to vote the Restricted Shares and to receive any cash dividends.

c)            Severability.  If any term, provision, covenant or restriction contained in this Agreement is held by a court or a governmental agency of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions contained in this Agreement shall continue in full force and effect, and shall in no way be affected, impaired or invalidated.

d)            Controlling Law.  This Agreement is being made in the State of Georgia (USA) and shall be construed and enforced in accordance with the laws of that state.  Grantee hereby consents to the exclusive jurisdiction of the Superior Court of Cobb County, Georgia, and the U.S. District Court in Atlanta, Georgia, and hereby waives any objection Grantee might otherwise have to jurisdiction and venue in such courts, in the event either court is requested to resolve a dispute between the parties with respect to this Agreement.

e)            Construction.  This Agreement contains the entire understanding between the parties and supersedes any prior understanding and agreements between them with respect to the subject matter hereof.  There are no representations, agreements, arrangements or understandings, oral or written, between the parties hereto relating to the subject matter hereof which are not fully expressed herein.

f)            Binding Effect.  This Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns, and Grantee and Grantee's heirs and personal representatives.  Any business entity or person succeeding to all or substantially all of the business of the Company by stock purchase, merger, consolidation, purchase of assets, or otherwise shall be bound by and shall adopt and assume this Agreement, and the Company shall obtain the assumption of this Agreement by such successor.

g)            Headings.  Section and other headings contained in this Agreement are included for reference purposes only and are in no way intended to define or limit the scope, extent or intent of this Agreement or any provision hereof.
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IN WITNESS WHEREOF, the individual party hereto has executed this Agreement, and the corporate party has caused this Agreement to be executed by a duly authorized representative, as of the date first set forth above.

INTERFACE, INC.

By:
[name]
[title]

GRANTEE

__________________________________________
[name]

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